                                                                  Exhibit (q)(4)



                               GOLDMAN SACHS TRUST



                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Gary Black, hereby constitutes and appoints James A. Fitzpatrick, John Perlowski, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.




Dated:      August 2, 2001




                                          /s/ Gary Black
                                          ------------------------------
                                          Gary Black

                               GOLDMAN SACHS TRUST



                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Wilma J. Smelcer, hereby constitutes and appoints Gary Black, James A. Fitzpatrick, John Perlowski, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.




Dated:      August 2, 2001




                                          /s/ Wilma J. Smelcer
                                          ------------------------------
                                          Wilma J. Smelcer

                               GOLDMAN SACHS TRUST



                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Kaysie P. Uniacke, hereby constitutes and appoints Gary Black, James A. Fitzpatrick, John Perlowski, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.




Dated:      August 2, 2001




                                               /s/ Kaysie P. Uniacke
                                               ------------------------------
                                               Kaysie P. Uniacke